Exhibit 99.1

IMPORTANT LISTING INFORMATION IMPORTANT LISTING INFORMATION AMERICAN REALTY CAPITAL TRUST V ANNOUNCES LISTING AND INTENTION TO EXPAND STRATEGY American Realty Capital Trust V, Inc. (“AFIN” or the “Company”) announced on April 20, 2015 that it had applied to list its common stock on the New York Stock Exchange under the ticker symbol AFIN in the third quarter of 2015 (the “Listing”). The Company expects to commence, subject to the listing, a tender offer to purchase 4,901,961 shares ($125 million) of its common stock at a price equal to $25.50 per share (the “Tender Offer”). AFIN simultaneously announced the expansion of its strategic focus to include the origination and acquisition of first mortgages, credit loans, and other real estate debt securities, a strategy that will be pursued concurrently with AFIN’s existing single-tenant net lease strategy. In doing so, AFIN aims to capitalize on the attractive fundamentals in the commercial mortgage space while opportunistically expanding its existing net lease portfolio, with the goal of maximizing long term shareholder value. In conjunction with the listing, the Company will change its name to American Finance Trust, Inc. UNDERSTANDING AFIN’S EXPANDED STRATEGY ABILITY TO CAPITALIZE ON A UNIQUE MARKET OPPORTUNITY: $1.3 trillion of mortgage loans are expected to mature in the United States over the next four years; in addition, there is anticipated to be a restricted supply of mortgage debt available from traditional lenders. Management believes these two factors present an exciting opportunity for significant yield potential. DIFFERENTIATED INVESTMENT STRATEGY: AFIN will be a diversified REIT offering exposure to net lease real estate with in place, stable cash-flows, as well as commercial real estate debt investments. EXPERIENCED, SOPHISTICATED EXTERNAL MANAGEMENT TEAM: With experience across CRE loan originations, secondary CRE debt investments and net lease real estate, AFIN’s new external management team has closed over $50 billion of CRE debt transactions in the past 20 years. SIZEABLE PARTICIPANT IN COMMERCIAL MORTGAGE SPACE: Upon listing, AFIN is expected to be a sizeable and competitive investor in the commercial mortgage space with a continued presence in the net lease sector. AFIN is aiming to complete an estimated $1.5 billion of CRE debt originations over the next several quarters.

IMPORTANT LISTING INFORMATION IMPORTANT LISTING INFORMATION FREQUENTLY ASKED QUESTIONS WILL THERE BE A CHANGE IN MANAGEMENT? AR Capital will continue to be the sponsor of the Company. There will be new executive management in place in May 2015 with experience and capabilities consistent with the expanded investment focus of the company. HOW WILL AR CAPITAL ALLOCATE INVESTMENT OPPORTUNITIES BETWEEN AFIN AND OTHER AR CAPITAL SPONSORED FINANCE PROGRAMS? An allocation policy will be established to determine the assignment of investment opportunities between AFIN and other entities. This policy will be based on deal size, rotation and available capacity in each company. IS THERE A STOCKHOLDER LOCK-UP? No, there is no stockholder lock-up. Investors are free to sell their shares post-listing. Neither management nor the sponsor will sell any shares in connection with the listing. WILL THE DISTRIBUTION RATE CHANGE? AFIN intends to continue payment of monthly distributions of $1.65 per share (annualized) and expects to increase its distribution per share as it grows its earnings and cash flow.* WHAT WILL HAPPEN TO THE EXISTING DIVIDEND REINVESTMENT PLAN (“DRIP”)? The existing DRIP will be suspended effective immediately following payment of the June 2015 monthly distribution no later than July 5, 2015. WILL THERE BE A NEW DIVIDEND REINVESTMENT PLAN? Yes, the board of directors intends to implement a new dividend reinvestment plan for the Company following completion of the Listing and the Tender Offer. WHEN WILL THE SHARE REPURCHASE PLAN BE TERMINATED? The share repurchase plan has been terminated. The Company has processed all of the requests received under the share repurchase plan for the first and second quarters of 2015 and will not process further requests. WHAT IS THE PURPOSE OF THE TENDER OFFER? The Company believes the Tender Offer may augment the options available to stockholders in connection with the listing of the shares on the NYSE and adoption of the new strategy by allowing them to tender all or a portion of their shares in the Tender Offer at a fixed price of $25.50 per share. The Tender Offer also provides stockholders with an efficient way to sell their shares without incurring broker’s fees or commissions associated with open market sales. * Based on management’s expectations, pro forma for listing, tender offer and execution of mortgage portfolio. Estimates are not based on historical fact. See the discussion under “Forward-Looking Statements”in this document.

IMPORTANT LISTING INFORMATION IMPORTANT LISTING INFORMATION WHAT ARE SOME OF THE CONSIDERATIONS WHEN TENDERING SHARES? • Potential short- vs. long-term capital gain treatment for tax purposes • Loss of yield, and potential yield upside from strategy expansion • Loss of potential market upside from any future share price increases • Potential negative tax implications if shares are partially tendered TENDER MY SHARES CONSIDERATIONS • Price certainty • Number of shares accepted for tender uncertain • Taxable sale of shares • Avoids market volatility (up or down) • Proceeds available for redeployment PROCESS • Complete form • Return to Company • Wait for results • Paid promptly following expiration of the offer HOLD MY SHARES • Participate in diversified strategy • Continue to collect and potentially grow distribution • Liquidate when desired • Tax deferral • Price volatility • Do nothing with tender offer • Move shares to brokerage account • Create new brokerage account if necessary Completion of the listing is subject to final approval by the NYSE. There can be no assurance that the Company’s shares of common stock will be approved for listing or, if the shares of common stock are listed, that a liquid market will develop. ADDITIONAL INFORMATION AND WHERE TO FIND IT The information set forth herein is for informational purposes only and is not a Tender Offer to buy or the solicitation of a Tender Offer to sell any shares. The full details of the Tender Offer, including complete instructions on how to tender shares, will be included in the Tender Offer to purchase, the letter of transmittal and related materials (the “Tender Offer Materials”), which AFIN intends to file with the U.S. Securities and Exchange Commission (the “SEC”) and which will become available to stockholders promptly following commencement of the Tender Offer. STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AFIN AND THE TENDER OFFER. Stockholders will be able to obtain, without charge, a copy of the Tender Offer Materials and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Copies of the documents filed by AFIN with the SEC are also available on AFIN’s website at http://www.arct-5.com.

IMPORTANT LISTING INFORMATION IMPORTANT LISTING INFORMATION FORWARD-LOOKING STATEMENTS Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding AFIN’s intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that AFIN makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and AFIN undertakes no obligation to update or reverse any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events on changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to: AFIN’s ability to complete the Listing of its shares of common stock on the New York Stock Exchange (“NYSE”); AFIN’s ability to complete the Tender Offer; the price at which its shares of common stock may trade on the NYSE, which may be higher or lower than the purchase price in the Tender Offer; the number of shares acquired in the Tender Offer; the cost of any indebtedness incurred to fund the Tender Offer; the impact of current and future regulation; the effects of competition; the ability of American Realty Capital Advisors V, LLC, AFIN’s advisor (the “Advisor”), to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; and other factors, many of which are beyond AFIN’s control. All forward-looking statements should be read with the risks factors described in AFIN’s reports filed with the SEC, particularly in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of AFIN’s latest Annual Report on Form 10-K, as filed with the SEC.